DowDuPont Announces Filing of Initial Form 10 Registration Statement
for Corteva Agriscience™
Timing for Separation of Corteva Agriscience on Schedule
MIDLAND, Mich. & WILMINGTON, Del., Oct. 18, 2018 - DowDuPont (NYSE:DWDP) today announced the filing of the initial Form 10 registration statement with the U.S. Securities and Exchange Commission for the separation of Corteva AgriscienceTM, the Agriculture Division of DowDuPont. Corteva Agriscience remains on track to separate from DowDuPont on June 1, 2019.
The filing provides an overview of Corteva Agriscience’s business, the strategy it is pursuing and management’s priorities for the company. It also includes an assessment of its competitive advantages and market information as well as unaudited historical pro forma financial information for the intended company.
“This filing is another significant milestone in the process of preparing to separate Corteva Agriscience -- a leading, global pure-play, agriculture company offering farmers a comprehensive and balanced portfolio of seed, crop protection and digital solutions to boost their productivity and profitability,” said James C. Collins Jr., Corteva Agriscience’s Chief Executive Officer-elect.
“We are excited to launch a company that is uniquely positioned to drive industry-leading growth leveraging our powerful R&D engine and our new product pipeline while capitalizing on the benefits of our cost and growth synergies. Our strategy is to combine our proven innovation capabilities with our unmatched customer access to provide farmers with a portfolio of products and services that optimize yield and profitability, while improving environmental sustainability. We believe our competitive strengths, including our innovation pipeline and broad portfolio of products, leadership position in key markets and strong customer relationships, will enable us to create significant value for our customers and deliver strong returns to our shareholders.”

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“Corteva Agriscience is a global market leader with an experienced management team, operating in attractive markets,” said Gregory R. Friedman, Corteva Agriscience’s Executive Vice President and Chief Financial Officer-elect. “We are establishing the company with a lean cost structure to compete effectively in our target markets, while continuing to invest in our growth pipeline.”
Included in Corteva Agriscience’s 2017 pro forma income from continuing operations are approximately $175 - $225 million of leveraged functional and corporate costs that are not expected to continue post-spin but which do not meet the GAAP definition for discontinued operations treatment.
A brief presentation with an overview of the Form 10 filing is available on the investor relations pages of the company’s website at http://www.dow-dupont.com/investors.
Consistent with the Form 10 process, this filing is expected to be iterative. Additional information regarding capital structure, dividend policy, governance, and other matters is expected to be filed in subsequent amendments to the document. DowDuPont intends to separate Corteva Agriscience on June 1, 2019. The Form 10 can be found on the investors section of the DowDuPont website at http://www.dow-dupont.com/investors.
As previously disclosed, DowDuPont is hosting an investor event on November 7-8 in New York, New York. The afternoon of November 8 will be devoted exclusively to Corteva Agriscience and will include presentations by Collins and Friedman. It also is expected to feature presenters including Executive Vice President Rajan Gajaria, Executive Vice President and Chief Commercial Officer Tim Glenn, and Senior Vice President and Chief Technology Officer Neal Gutterson, who will lead Corteva’s business platforms, global commercial operations, and Research & Development, respectively. This event and the associated presentation materials will be available via webcast. For details, visit http://www.dow-dupont.com/investors.
DowDuPont (NYSE:DWDP) is a holding company comprised of The Dow Chemical Company and DuPont with the intent to form strong, independent, publicly traded companies in agriculture, materials science and specialty products sectors that will lead their respective industries through productive, science-based innovation to meet the needs of customers and help solve global challenges. For more information, please visit us at www.dow-dupont.com.
Cautionary Statement About Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words.
On December 11, 2015, The Dow Chemical Company (“Dow”) and E. I. du Pont de Nemours and Company (“DuPont”) entered into an Agreement and Plan of Merger, as amended on March 31, 2017, (the “Merger Agreement”) under which the companies would combine in an all-stock merger of equals transaction (the “Merger”). Effective August 31, 2017, the Merger was completed and each of Dow and DuPont became subsidiaries of DowDuPont.

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Forward-looking statements by their nature address matters that are, to varying degrees, uncertain, including the intended separation, subject to approval of the Company’s Board of Directors of DowDuPont’s agriculture, materials science and specialty products businesses in one or more tax-efficient transactions on anticipated terms (the “Intended Business Separations”). Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the Company’s control. Some of the important factors that could cause DowDuPont’s, Dow’s or DuPont’s actual results (including DowDuPont’s agriculture business, either directly or as conducted by and through Dow and DuPont) to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) costs to achieve and achieving the successful integration of the respective agriculture, materials science and specialty products businesses of DowDuPont (either directly or as conducted by and through Dow and DuPont), anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, productivity actions, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined operations; (ii) costs to achieve and achievement of the anticipated synergies by the combined agriculture, materials science and specialty products businesses; (iii) risks associated with the Intended Business Separations, including conditions which could delay, prevent or otherwise adversely affect the proposed transactions, including associated costs, disruptions in the financial markets or other potential barriers; (iv) disruptions or business uncertainty, including from the Intended Business Separations, could adversely impact DowDuPont’s business (either directly or as conducted by and through Dow or DuPont), or financial performance and its ability to retain and hire key personnel; (v) uncertainty as to the long-term value of DowDuPont common stock; and (vi) risks to DowDuPont’s, Dow’s and DuPont’s business, operations and results of operations from: the availability of and fluctuations in the cost of feedstocks and energy; balance of supply and demand and the impact of balance on prices; failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including trade disputes and retaliatory actions; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for the Company, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce the Company’s intellectual property rights; failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities; as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in the current, quarterly and annual reports filed with the U. S. Securities and Exchange Commission by DowDuPont, as well as the preliminary registration statement on Form 10 of Corteva. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s, Dow’s, DuPont’s or Corteva’s consolidated financial condition, results of operations, credit rating or liquidity. None of DowDuPont, Dow or DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of the 2017 annual report on Form 10-K of each of DowDuPont and DuPont and the preliminary registration statement on Form 10 of Corteva, Inc., in each case, as amended from time to time.
The Dow Diamond, DuPont Oval logo, DuPont™, the DowDuPont logo and all products, unless otherwise noted, denoted with ™, ℠or ® are trademarks, service marks or registered trademarks of The Dow Chemical Company, E. I. du Pont de Nemours and Company, DowDuPont Inc. or their affiliates.

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Media contact:
Gregg Schmidt
(302) 996-8368
gregg.m.schmidt@dupont.com
Investor Relations contact:
Jennifer Driscoll
(302) 999-5510
Jen.driscoll@dupont.com

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